Exhibit (d)(5)

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement, dated [            ] [    ], [          ] (this “Agreement”) is made and entered into by and among FiberTower Corporation, a Delaware corporation (the “Company”), each of the Guarantors (as defined below) and each holder of securities of the Company entitled to the benefits of this Agreement who has executed a counterpart signature page hereto (each a “Holder” and collectively the “Holders”).

WHEREAS, pursuant to the indenture governing the Company’s 9.00% Mandatorily Redeemable Convertible Senior Secured Notes due 2012 (the “Interim Notes”), which are guaranteed by the subsidiary guarantors that are parties thereto (the “Guarantors”), the Company and the Guarantors are required to enter into this Agreement to provide certain registration rights with respect to the securities to be issued upon the mandatory redemption of the Interim Notes to persons who in good faith believe they are or may be deemed to be “affiliates” of the Company within the meaning of Rule 144 under the Securities Act;

WHEREAS, without in any way limiting the foregoing, any person receiving Common Stock (as defined below) in the Mandatory Redemption (as defined below) and who beneficially owns 10% or more of the outstanding shares of Common Stock following the Mandatory Redemption shall be entitled to the benefits of this Agreement upon request (it being understood that a person having beneficial ownership of less than 10% of the Common Stock following the Mandatory Redemption may likewise, dependent on the facts and circumstances, be entitled to the benefits of this Agreement if it in good faith believes it is or may be deemed to be an “affiliate” of the Company within the meaning of Rule 144 under the Securities Act (as defined below)), and further, the execution of a signature page hereto by any Holder shall not be deemed to be an admission by such Holder that such holder is an “affiliate” of the Company within the meaning of Rule 144 under the Securities Act or for any other purpose;

WHERAS, upon such mandatory redemption of the Interim Notes, the Holders will receive the Company’s 9.00% Senior Secured Notes due 20[    ] (the “New Notes”), which will be guaranteed (the “Guarantees”) by the Guarantors, shares of the Company’s common stock and cash; and

WHEREAS, pursuant to the terms of the indenture referenced above, a portion of the interest on the New Notes due on each interest payment date is to be paid in additional New Notes (each a “PIK Additional Note” and, collectively, the “PIK Additional Notes” and, together with the guarantees thereon, the “PIK Additional Securities”);

NOW, THEREFORE, in consideration of the foregoing and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.                                      Definitions.

(a)                                  As used in this Agreement, the following defined terms shall have the following meanings:

“Affiliate” of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person.  For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Common Stock” means the Company’s common stock, par value $0.001 per share.

“DTC” means The Depository Trust Company.

“Effective Date” means the date on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective.

“Effectiveness Period” has the meaning assigned thereto in Section 2(b)(i) hereof.

“Effective Time” means the time at which the Commission declares the Shelf Registration Statement effective or at which the Shelf Registration Statement otherwise becomes effective.

“Electing Holder” has the meaning assigned thereto in Section 3(a)(iii) hereof.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Interim Indenture” means the Indenture, dated as of [              ] [    ], 2009, by and among the Company, the Guarantors party thereto and Wells Fargo Bank, National Association, as Trustee, as amended and supplemented from time to time in accordance with its terms, pursuant to which the Interim Notes were issued.

“Mandatory Redemption” means the mandatory redemption of the Interim Notes pursuant to the terms of the Interim Indenture.

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Appendix A hereto.

The term “person” means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus, any free writing prospectus relating thereto and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430B (or any successor provision thereto) under the Securities Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company or the Guarantors under the Exchange Act and incorporated by reference therein.

“Registrable Securities” means the New Notes, the related Guarantees and the shares of Common Stock to be issued upon the Mandatory Redemption that are owned of record or beneficially by the Holders, as well as all other shares of Common Stock beneficially owned by such Holders at the time of the Mandatory Redemption or thereafter acquired by such Holders and all PIK Additional Securities to be issued to such Holders in the future pursuant to the terms of such New Notes; provided, however, that a security ceases to be a Registrable Security upon the earliest to occur of (i) the date on which such security has been effectively registered under the Securities Act and disposed of in accordance with the

Shelf Registration Statement or (ii) the date on which such security may be distributed by the Holder thereof to the public without any restriction as to volume, manner of sale or other restrictions pursuant to Rule 144 (or any successor rule thereto) under the Securities Act.

“Rules and Regulations” means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shelf Registration” means a registration effected pursuant to Section 2 hereof.

“Shelf Registration Statement” means a “shelf” registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company and the Guarantors pursuant to the provisions of Section 2 hereof, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement

“Suspension Period” has the meaning assigned thereto in Section 2(c) hereof.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

(b)                                 Wherever there is a reference in this Agreement to a percentage of the “principal amount” of Registrable Securities or to a percentage of Registrable Securities, the Shares shall be treated as representing the principal amount of Securities equal to the market value of such Shares.

2.                                      Shelf Registration.

(a)                                  The Company and the Guarantors shall, as soon as practicable after the date of the Mandatory Redemption, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter, shall use all commercially reasonable efforts to cause such Shelf Registration Statement to become effective under the Securities Act as soon as practicable following the occurrence of the Mandatory Redemption, but in any event no later than 120 days following the date of the Mandatory Redemption; provided, however, that no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder is an Electing Holder.

(b)                                 The Company and the Guarantors shall:

(i)                           use all commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by Holders until the earliest of (1) the registered sale of all Registrable Securities registered under the Shelf Registration Statement pursuant to the Shelf Registration Statement; (2) the time when all Registrable Securities may be sold by the Holder without any restriction as to volume, manner of sale or other restrictions pursuant to Rule 144 (or any successor rule thereto) of the Securities Act; and (3) five years from the Effective Date (such period being referred to herein as the “Effectiveness Period”); and

(ii)                        after the Effective Time of the Shelf Registration Statement, promptly upon the request of any Holder of Registrable Securities that is not then an Electing Holder, take any action reasonably necessary to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such Holder as a selling securityholder in the Shelf Registration Statement provided, however, that nothing in this subparagraph shall relieve such Holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(ii) hereof.

The Company and the Guarantors shall be deemed not to have used all commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if the Company or the Guarantors voluntarily take any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any of such Registrable Securities during that period, unless such action is (A) required by applicable law and the Company and the Guarantors thereafter promptly comply with the requirements of paragraph 3(j) below or (B) permitted pursuant to Section 2(c) below.

(c)                                  The Company may suspend the use of the Prospectus for a period not to exceed 30 calendar days in any 90-day period or an aggregate of 60 days in any 12-month period, (each, a “Suspension Period”) if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company’s or the Guarantors’ obligations hereunder), including without limitation the acquisition or divestiture of assets, pending corporate developments, public filings with the Commission and similar events, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension and the Company promptly thereafter complies with the requirements of Section 3(j) hereof.

3.                                      Registration Procedures.  In connection with the Shelf Registration Statement, the following provisions shall apply:

(a)                                  (i)                             Not more than 5 business days after the date of the Mandatory Redemption, the Company and the Guarantors shall mail the Notice and Questionnaire to each recipient of securities of the Company in the Mandatory Redemption known by the Company to beneficially own 5% or more of the outstanding shares of Common Stock following the Mandatory Redemption.  No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, Holders of Registrable Securities shall have at least 10 business days from the date on which the Notice and Questionnaire is first received by such Holders to return a completed and signed Notice and Questionnaire to the Company.

(ii)                        After the Effective Time of the Shelf Registration Statement, the Company and the Guarantors shall, upon the request of any Holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such Holder.  The Company and the Guarantors shall not be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement or to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such Holder has returned a completed and signed Notice and Questionnaire to the Company.  If a Notice and Questionnaire

is delivered to the Company during the periods specified in Section 2(c) hereof, the Company shall not be obligated to take action to name the Holder delivering such Notice and Questionnaire as a selling security holder in the Shelf Registration Statement until the termination of such period.

(iii)                     The term “Electing Holder” shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(i) or 3(a)(ii) hereof.

(b)                                 Upon request by an Electing Holder, the Company and the Guarantors shall furnish to each Electing Holder, prior to the Effective Time, a copy of the Shelf Registration Statement initially filed with the Commission, and shall furnish to such Holders, prior to the filing thereof with the Commission, copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein, and shall use all commercially reasonable efforts to reflect in each such document, at the Effective Time or when so filed with the Commission, as the case may be, such comments as such Holders and their respective counsel reasonably may propose.

(c)                                  The Company and the Guarantors shall promptly take such action as may be necessary so that (1) each of the Shelf Registration Statement and any amendment thereto and the Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective Rules and Regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the Prospectus forming a part of the Shelf Registration Statement and any amendment or supplement to such Prospectus does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)                                 The Company and the Guarantors shall promptly advise each Electing Holder, and shall confirm such advice in writing if so requested by any such Electing Holder:

(i)                           when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when a Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii)                        of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;

(iii)                     of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

(iv)                    of the receipt by the Company or the Guarantors of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

(v)                       of the occurrence of any event or the existence of any state of facts that requires the making of any changes in the Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated

therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to such Holders to suspend the use of the Prospectus until the requisite changes have been made, and which advice need not specify the nature of the event giving rise to such suspension).

(e)                                  The Company and the Guarantors shall use all commercially reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

(f)                                    The Company and the Guarantors shall furnish to each Electing Holder who so requests, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such Electing Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

(g)                                 The Company and the Guarantors shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company and the Guarantors consent (except during the periods specified in Section 2(c) hereof or during the continuance of any event or the existence of any state of facts described in Section 3(d)(v) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

(h)                                 Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company and the Guarantors shall (i) register or qualify and cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Electing Holder may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company or the Guarantors be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h), (B) file any general consent to service of process in any jurisdiction where any of them is not then so subject or (C) take any action which would subject it to material taxation in any such jurisdiction where it is not then so subjected.

(i)                                     Unless any Registrable Securities shall be in book-entry only form, the Company and the Guarantors shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.

(j)                                     Upon the occurrence of any event or the existence of any state of facts contemplated by paragraph 3(d)(v) above during the Effectiveness Period, the Company and the Guarantors shall (subject to their right to suspend the use of the Prospectus pursuant to Section 2(c) hereof) promptly prepare and furnish, at the Company’s expense, a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document with the Commission so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company and the Guarantors notify the Electing Holders of the occurrence of any event or the existence of any state of facts contemplated by paragraph 3(d)(v) above, the Electing Holder shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made (or, in the event that the Company exercises its suspension rights under Section 2(c) hereof, until the end of the suspension period).

(k)                                  Not later than the Effective Time of the Shelf Registration Statement, the Company and the Guarantors shall provide separate CUSIP numbers for all of the Registrable Securities that are debt securities that are restricted and freely transferable.

(l)                                     The Company and the Guarantors shall use all commercially reasonable efforts to comply with all applicable Rules and Regulations, and the Company and the Guarantors will make generally available to their securityholders as soon as reasonably practicable, but in any event not later than twelve months after (i) the effective date (as defined in Rule 158(c) (or any successor provision thereto) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) (or any successor provision thereto) of the Securities Act and the Rules and Regulations of the Commission thereunder (including, at the option of the Company, Rule 158 (or any successor provision thereto)).

(m)                               The Company and the Guarantors shall cause the Indenture to be timely qualified under the Trust Indenture Act.

(n)                                 The Company and the Guarantors shall:

(i)                           (A) make reasonably available for inspection by the Electing Holders and any attorney, accountant or other agent retained by such Electing Holders, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (B) cause the Company’s and the Guarantors’ and their subsidiaries’ officers, directors and employees to supply all information reasonably requested by such Electing Holders or any such attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents obtained hereunder shall be used by such Electing Holders and any such attorney, accountant or agent, only to exercise their due diligence responsibility and shall be kept confidential, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company’s conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of the Electing Holders and other parties;

(o)                                 The Company will cause the shares of Common Stock included in the Registrable Securities to be quoted or listed on the NASDAQ Global Market or other stock exchange or trading system on which the Common Stock primarily trades on or prior to the Effective Time of the Shelf Registration Statement hereunder.

(p)                                 The Company and the Guarantors shall use all commercially reasonable efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby; provided, however, that in no event will the method of distribution of the Registrable Securities by any Holder take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company (which agreement shall not be unreasonably withheld).

4.                                      Registration Expenses.  Except as otherwise provided in Section 3 hereof, the Company and the Guarantors shall bear all fees and expenses incurred in connection with the performance of their obligations under Sections 2 and 3.  Each Electing Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Electing Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

5.                                      Indemnification and Contribution.

(a)                                  Indemnification by the Company and the Guarantors.  Upon the registration of the Registrable Securities pursuant to Section 2 hereof, the Company and the each of Guarantors shall jointly and severally indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective directors, officers, employees and agents and each person, if any, who controls them within the meaning of Section 15 (or any successor provision thereto) of the Securities Act or Section 20 (or any successor provision thereto) of the Exchange Act (each such person being sometimes referred to as an “Indemnified Person”) against any loss, claim, damage, liability or expense (or actions in respect thereof), as incurred, to which such Indemnified Person may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise, insofar as such loss, claim, damage or liability (or actions in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or any Prospectus contained therein, or furnished by the Company or the Guarantors to any Indemnified Person, or any amendment or supplement thereto, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; and to reimburse the Indemnified Person for any legal or other expense reasonably incurred by the Indemnified Person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent (but only to the extent) arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, the Indemnified Person expressly for use in the Shelf Registration Statement or Prospectus, or any amendment or supplement thereto.  The indemnity agreement set forth in this Section 5(a) shall be in addition to any liabilities that the Company and the Guarantors may otherwise have to the Indemnified Persons.

(b)                                 Indemnification by the Electing Holders and any Agents and Underwriters.  Each Electing Holder agrees, as a consequence of the inclusion of any of such Electing Holder’s Registrable Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, each of their respective directors, officers, employees and agents and each person, if any, who controls the Company and the Guarantors within the meaning of Section 15 (or any successor provision thereto) of the Securities Act or Section 20 (or any successor provision thereto) of the Exchange Act, against any loss, claim, damage, liability or expense (or actions in respect thereof), as incurred, to which the Company and the Guarantors, or any such director, officer, employee, agent or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Shelf Registration Statement or Prospectus, or any amendment or supplement thereto, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent (but only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Shelf Registration Statement or Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Electing Holder, underwriter, selling agent or other securities professional, as the case may be, expressly for use therein; and to reimburse the Company and the Guarantors, or any such director, officer, employee, agent or controlling person for any legal and other expense reasonably incurred by the Company and the Guarantors, or any such director, officer, employee, agent or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.  The indemnity agreement set forth in this Section 5(b) shall be in addition to any liabilities that any Electing Holder or underwriter, selling agent or other securities professional which facilitates the disposition of the Registrable Securities may otherwise have.

(c)                                  Notifications and Other Indemnification Procedures.  Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 5 to the extent it is not materially prejudiced as a proximate result of such failure.  In case any such action is brought against any such indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, (i) if the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, or (iii) if the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the indemnified parties who are parties to such action or actions), (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party or (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred.

(d)                                 Settlements.  An indemnifying party under this Section 5 shall not be liable for any settlement of any proceeding entered into without its written consent, which shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e)                                  Contribution.  If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other from the sale of Registrable Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) (or any successor provision thereto) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

(f)                                    Notwithstanding any other provision of this Section 5, in no event will any (1) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds received by such Holder from the sale of such Holder’s Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation paid to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

(g)                                 The obligations of the Company and the Guarantors under this Section 5 shall be in addition to any liability which the Company and the Guarantors may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company and the Guarantors.  The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

6.                                      Miscellaneous.

(a)                                  No Inconsistent Agreements.  None of the Company or any of the Guarantors has entered into, and none of the Company or any of the Guarantors will enter into after the date hereof, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.  The rights granted to the Holders hereunder do not and will not for the term of this Agreement in any way conflict with the rights granted to the holders of the Company’s and each of the Guarantors’ other issued and outstanding securities under any such agreements.

(b)                                 Rules 144 and 144A.  The Company and the Guarantors shall use their commercial reasonable efforts to file the reports required to be filed by them under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company and the Guarantors are not required to file such reports, they will, upon the request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rule 144 and, if available, Rule 144A.  The Company and the Guarantors covenant that they will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and, if available, Rule 144A (including the requirements of Rule 144A(d)(4)).

(c)                                  Specific Performance.  The parties hereto acknowledge that there would be no adequate remedy at law if the Company and the Guarantors fail to perform any of their respective obligations hereunder and that the Holders from time to time would be irreparably harmed by any such failure, and accordingly agree that such Holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to specific performance of the obligations of the Company and the Guarantors under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

(d)                                 Amendments and Waivers.  This Agreement, including this Section 6(d), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and the holders of a majority in aggregate principal amount of Registrable Securities then outstanding.  Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 6(d), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

(e)                                  Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery: (a) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(e), which address initially is the address set forth under such Holder’s signature on the signature page hereto; and (b) if to the Company or any of the Guarantors, initially at the Company’s address set forth below, and thereafter at such other address of which notice is given in accordance with the provisions of this Section 6(e).

If to the Company or the Guarantors:

To:

FiberTower Corporation

185 Berry Street, Suite 4800

San Francisco, California 94107

Attention: Chief Financial Officer

Fax: (415) [                  ]

With a copy to:

Andrews Kurth LLP

600 Travis, Suite 4200

Houston, Texas 77002

Attention: W. Mark Young

Fax: (713) 220-4285

All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

(f)                                    Parties in Interest.  The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement.  All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the

Registrable Securities, including, without limitation, and without the need for an express assignment, subsequent Holders and the indemnified persons referred to in Section 5 hereof.  In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

(g)                                 Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h)                                 Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)                                     GOVERNING LAW.  THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

(j)                                     FORUM AND WAIVER OF JURY TRIAL.  EACH OF THE COMPANY AND EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY (I) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY; AND (II) WAIVES (A) ITS RIGHT TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE HOLDERS AND FOR ANY COUNTERCLAIM RELATED TO ANY OF THE FOREGOING AND (B) ANY OBLIGATION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(k)                                  Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

(l)                                     Survival.  The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

Please confirm that the foregoing correctly sets forth the agreement between the Company, the Guarantors and you.

Very truly yours,

FiberTower Corporation

By:
Name: Thomas Scott
Title: Chief Financial Officer

FiberTower Network Services Corp.

By:
Name: Thomas Scott
Title: Chief Financial Officer

FiberTower Solutions Corporation

By:
Name: Thomas Scott
Title: Chief Financial Officer

ART Licensing Corp.

By:
Name: Thomas Scott
Title: Chief Financial Officer

ART Leasing, Inc.

By:
Name: Thomas Scott
Title: Chief Financial Officer

Teligent Services Acquisition, Inc.

By:
Name: Thomas Scott
Title: Chief Financial Officer

Accepted and Agreed to:

[Holder]

By:
Name:
Title:

Address:

[Holder]

By:
Name:
Title:

Address:

[Holder]

By:
Name:
Title:

Address:

Appendix A

FIBERTOWER CORPORATION

FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial owner of 9.00% Senior Secured Notes due 2016 (the “Notes”) of FiberTower Corporation (“FiberTower”) and shares of FiberTower’s common stock, $.001 par value, issued upon the mandatory redemption of FiberTower’s 9.00% Mandatorily Redeemable Convertible Senior Secured Notes due 2012 (the “Shares” and, together with the Notes, the “Registrable Securities”), understands that FiberTower and the guarantors of the Notes (the “Guarantors”) have filed or intend to file with the Securities and Exchange Commission (the “Commission”) a shelf registration statement or registration statements on Form S-3 (collectively, the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement, dated as of [                ] [    ], 2009 (the “Registration Rights Agreement”), by and among FiberTower, the Guarantors and the holders of Registrable Securities named therein.  A copy of the Registration Rights Agreement is available from FiberTower upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement.  In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions described below).  Beneficial owners that do not complete this Notice and Questionnaire and deliver it to FiberTower as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement.  Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the initial effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness.  Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the initial effectiveness of the Shelf Registration Statement, FiberTower will use its commercially reasonable efforts to, no later than (i) 20 business days following receipt of such questionnaire or (ii) the end of any period during which FiberTower has suspended use of the prospectus pursuant to the terms of the Registration Rights Agreement, file such amendments to the Shelf Registration Statement or supplements to the related prospectus as necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in a Shelf Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities legal counsel regarding the consequences of being named or not being named as a selling securityholder in a Shelf Registration Statement and the related prospectus.

Notice

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to FiberTower of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Shelf Registration Statement.  The undersigned, by signing and returning this Notice and

Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless FiberTower and the Guarantors, each of their respective directors, officers, employees and agents and each person, if any, who controls FiberTower or any of the Guarantors within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with, among other things, statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.  If the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 below after the date on which such information is provided to FiberTower, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

Questionnaire

Please respond to every item, even if your response is “none.” If you need more space for any response, please attach additional sheets of paper.  Please be sure to write your name and the number of the item being responded to on each such additional sheet of paper and sign each such additional sheet of paper and attach it to this Questionnaire.  Please be aware that you may be asked to answer additional questions depending on your responses to the following questions.

If you have any questions about the contents of this Questionnaire or as to who should complete this Questionnaire, please contact the Secretary of FiberTower at (415) 659-3500.

COMPLETED QUESTIONNAIRES SHOULD BE RETURNED TO FIBERTOWER

IN THE FOLLOWING MANNER:

COPY BY FACSIMILE TO:

SECRETARY

FAX: [                      ]

WITH THE ORIGINAL COPY TO FOLLOW BY MAIL TO:

FIBERTOWER CORPORATION

SECRETARY

185 BERRY STREET, SUITE 4800

SAN FRANCISCO, CA  94107

The undersigned hereby provides the following information to FiberTower and represents and warrants that such information is accurate and complete:

1.	Your Identity and Background as the Beneficial Owner of the Registrable Securities.

	(a)	Your full legal name:

	(b)	Your business address (including street address) (or residence if no business address), telephone number and facsimile number:

Address:

Telephone No.:

Fax No.:

Email:

	(c)	Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

		☐	Yes

		☐	No

	(d)	If your response to Item 1(c) above is no, are you an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

		☐	Yes

		☐	No

For the purposes of this Item 1(d), an “affiliate” of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

	(e)	Full legal name of person through which you hold the Registrable Securities (i.e. name of your broker or the DTC participant, if applicable, through which your Registrable Securities are held):

Name of broker:

DTC No.:

Contact person:

Telephone No.:

2.	Your Relationship with FiberTower.

(a)

Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with FiberTower (or its predecessors or affiliates) within the past three years?

		☐	Yes

		☐	No

	(b)	If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with FiberTower (or its predecessors or affiliates):

3.	Your Interest in the Registrable Securities.

	(a)	State the type of Registrable Securities (Notes or Shares) and the principal amount or number of such Registrable Securities beneficially owned by you. Check any of the following that applies to you.

		☐	I own Notes:

Principal amount and CUSIP No.(s) of the Notes beneficially owned:

CUSIP No.(s):

		☐	I own Shares:

Number and CUSIP No.(s) of Shares beneficially owned and CUSP No.(s):

CUSIP No.(s):

	(b)	Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of FiberTower?

		☐	Yes

		☐	No

(c)	If your answer to Item 3(b) above is yes, state the type, the aggregate amount or number and their CUSIP No.(s) of such other securities of FiberTower beneficially owned by you:

Type:

Aggregate Amount:

Number:

CUSIP No.(s):

(d)	Did you acquire the securities listed in Item 3(a) and Item 3(b) above in the ordinary course of business?

	☐	Yes

	☐	No

(e)

At the time of your purchase of the securities listed in Item 3(a) or Item 3(b) above, did you have any agreements or understandings, directly or indirectly, with any person to distribute the securities?

	☐	Yes

	☐	No

(f)	If your response to Item 3(e) above is yes, please describe such agreements or understandings:

(g)

Unless otherwise indicated in the space provided below, all securities listed in response to Item 3(a) and Item 3(b) above will be included in the Shelf Registration Statement.  If you do not wish all such securities to be so included, please indicate below the principal amount or the number of securities to be included:

4.	Nature of Your Beneficial Ownership.

(a)

If the name of the beneficial owner of the Registrable Securities set forth in your response to Item 1(a) above is that of a limited partnership, state the names of the general partners of such limited partnership:

(b)

With respect to each general partner listed in Item 4(a) above who is not a natural person, and is not publicly held, name each shareholder (or holder of partnership interests, if applicable) of such general partner.  If any of these named shareholders are not natural persons or publicly held entities, please provide the same information.  This process should be repeated until you reach natural persons or a publicly held entity.

(c)

Name your controlling shareholder(s) (the “Controlling Entity”).  If the Controlling Entity is not a natural person and is not a publicly held entity, name each shareholder (or holder of partnership interests, if applicable) of such Controlling Entity.  If any of these named shareholders are not natural persons or publicly held entities, please provide the same information.  This process should be repeated until you reach natural persons or a publicly held entity.

	(A)	(i) Full legal name of Controlling Entity(ies) or natural person(s) who have sole or shared voting or dispositive power over the Registrable Securities:

(ii) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone No.:

Fax No.:

Email:

(iii) Name of shareholders:

(B)	(i) Full legal name of Controlling Entity(ies):

(ii) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone No.:

Fax No.:

Email:

(iii) Name of shareholders:

If you need more space for this response, please attach additional sheets of paper.  Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire.  Please be aware that you may be asked to answer additional questions depending on your responses to the following questions.

5.                                      Plan of Distribution

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Shelf Registration Statement only as follows (if at all):  (a) such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents; (b) if the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents’ commissions; (c) such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices; and (d) such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market or (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market.

State any exceptions here:

In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of FiberTower.

The undersigned acknowledges its obligation to comply with the applicable provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement.  The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The undersigned beneficial owner and selling securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons against certain liabilities as set forth therein.  Pursuant to the Registration Rights Agreement, FiberTower has agreed under certain circumstances to indemnify the undersigned beneficial owner and selling securityholder against certain liabilities as set forth therein.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify FiberTower of any material inaccuracies or material changes in the information provided herein that may occur subsequent to the date hereof at any time while a Shelf Registration Statement remains effective.

All notices to the beneficial owner hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the undersigned at the address set forth in Item 1(b) of this Notice and Questionnaire.

By signing below, the undersigned acknowledges that it is the beneficial owner of the Registrable Securities set forth herein, represents that the information provided herein is accurate, consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Shelf Registration Statement and the related prospectus.  The undersigned understands that such information will be relied upon by FiberTower in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus and any filing of a new Shelf Registration Statement.

Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by FiberTower, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of FiberTower and the undersigned beneficial owner.  This agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

NAME OF BENEFICIAL OWNER:

(please print)

Signature

Date: